UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported):	November 6, 2024

THE MARCUS CORPORATION

(Exact name of registrant as
specified in its charter)

Wisconsin	1-12604	39-1139844
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
111 East Kilbourn Avenue, Suite 1200, Milwaukee, Wisconsin 53202-4125
(Address of principal executive offices, including zip code)
(414) 905-1000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17-CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17-CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $1.00 par value	MCS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 6, 2024, the Board of Directors of The Marcus Corporation (the “Company”) approved a change in the fiscal year end from a 52-53 week year ending on the last Thursday of December to a calendar year ending on December 31, effective beginning with fiscal year 2025. The Company expects to make the fiscal year change on a prospective basis and will not adjust operating results for prior periods. The change to the Company’s fiscal year will not impact the Company’s results for the year ended December 26, 2024. However, the change will impact the prior year comparability of each of the fiscal quarters and the annual period in 2025 and in future filings. The Company believes this change will provide numerous benefits, including aligning its reporting periods to be more consistent with peer companies.

Since the change in the Company’s year end is from a 52-53 week fiscal year to the last day of the month commencing within seven days of the month end last reported, and the new fiscal year will commence with the end of the old fiscal year, the change is not deemed a change in fiscal year for purposes of reporting subject to Rule 13a-10 or 15d-10; hence, no transition reporting is required.

The reporting periods and applicable Securities and Exchange Commission reports for the remainder of fiscal year 2024 and fiscal year 2025 are expected to be as follows:

FISCAL PERIOD	REPORTING PERIOD	REPORT TO BE FILED
2024 fiscal year	December 29, 2023 to December 26, 2024	Annual Report on Form 10-K
First quarter of fiscal 2025	December 27, 2024 to March 31, 2025	Quarterly Report on Form 10-Q
Second quarter of fiscal 2025	April 1, 2025 to June 30, 2025	Quarterly Report on Form 10-Q
Third quarter of fiscal 2025	July 1, 2025 to September 30, 2025	Quarterly Report on Form 10-Q
Fiscal year 2025	December 27, 2024 to December 31, 2025	Annual Report on Form 10-K

Financial Reporting Impact

The change in the Company’s fiscal year end to a calendar year end results in no impact to fiscal 2024, and results in six additional operating days in the 2025 fiscal year as under a 52-53 week fiscal year (52 weeks in fiscal 2025). There will be changes in the number of operating days in the quarterly periods in 2025 as compared to the quarterly periods under a 52-53 week fiscal year which will have an impact on the Company’s quarterly financial results as well as the comparative presentation of period over period information.

	FIRST QUARTER	SECOND QUARTER	THIRD QUARTER	FOURTH QUARTER	FISCAL YEAR 2025
Impact to Operating Days in Reporting Period:
Number of Operating Days in Calendar Period	95	91	92	92	370
Number of Operating Days in 52-53 Week Period	91	91	91	91	364
Change in Operating Days	+4	0	+1	+1	+6

Forward-Looking Statements

This report contains forward-looking statements, within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, which reflect the Company’s current estimates, expectations and projections about the Company’s future results, performance, prospects and opportunities. These forward-looking statements may generally be identified as such because the context of such statements include words such as we “believe,” “anticipate,” “expect” or words of similar import. Similarly, statements that describe our future plans, objectives or goals are also forward-looking statements. Such forward-looking statements are subject to certain risks and uncertainties which may cause results to differ materially from those expected, including, but not limited to, the following: (1) the adverse effects future pandemics or epidemics may have on the Company’s theatre and hotels and resorts businesses, results of operations, liquidity, cash flows, financial condition, access to credit markets and ability to service the Company’s existing and future indebtedness; (2) the availability, in terms of both quantity and audience appeal, of motion pictures for the Company’s theatre division (including disruptions in the production of films due to events such as a strike by actors, writers or directors or future pandemics); (3) the effects of theatre industry dynamics such as the maintenance of a suitable window between the date such motion pictures are released in theatres and the date they are released to other distribution channels; (4) the effects of adverse economic conditions in the Company’s markets; (5) the effects of adverse economic conditions on the Company’s ability to obtain financing on reasonable and acceptable terms, if at all; (6) the effects on the Company’s occupancy and room rates caused by the relative industry supply of available rooms at comparable lodging facilities in the Company’s markets; (7) the effects of competitive conditions in the Company’s markets; (8) the Company’s ability to achieve expected benefits and performance from the Company’s strategic initiatives and acquisitions; (9) the effects of increasing depreciation expenses, reduced operating profits during major property renovations, impairment losses, and preopening and start-up costs due to the capital intensive nature of the Company’s business; (10) the effects of changes in the availability of and cost of labor and other supplies essential to the operation of the Company’s business; (11) the effects of weather conditions, particularly during the winter in the Midwest and in the Company’s other markets; (12) the Company’s ability to identify properties to acquire, develop and/or manage and the continuing availability of funds for such development; (13) the adverse impact on business and consumer spending on travel, leisure and entertainment resulting from terrorist attacks in the United States, other incidents of violence in public venues such as hotels and movie theatres; and (14) a disruption in the Company’s business and reputational and economic risks associated with civil securities claims brought by shareholders. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond the Company’s control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements. The Company’s forward-looking statements are based upon the Company’s assumptions, which are based upon currently available information. Shareholders, potential investors and other readers are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements. The forward-looking statements made herein are made only as of the date of this Current Report on Form 8-K and we undertake no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MARCUS CORPORATION

Date: November 12, 2024	By:	/s/ Chad M. Paris
Chad M. Paris
Chief Financial Officer and Treasurer